                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 7, 2005

                           MARKLAND TECHNOLOGIES, INC.
                           ---------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         FLORIDA                                                84-1331134
         -------                                                ----------
(State or other jurisdiction                                  (IRS Employer
     of incorporation)                                    Identification Number)

                                    000-28863
                                    ---------
                                   (Commission
                                  File Number)


                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (203) 894-9700
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the volatility of the price of Markland's common stock, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES

Warrant Amendments with DKR Soundshore Holding Fund, Ltd. and DKR Soundshore
----------------------------------------------------------------------------
Strategic Holding Fund, Ltd.
---------------------------

         On February 7, 2005, the Company entered into agreements (the "Agreements") with DKR Soundshore Holding Fund, Ltd. DKR Soundshore Strategic Holding Fund, Ltd. ("DKR"), to reduce the exercise price of replacement warrants issuable to DKR pursuant to the Amendment to Warrant Nos. CS-84 and CS-85 between the Company and DKR dated December 28, 2004 (the "Amendments"). Pursuant to the Amendment, the Company agreed to issue to DKR new warrants to purchase a number of shares of the Company's common stock, $.0001 par value per share ("Common Stock"), at an exercise price of $1.50, equal to the number of shares of Common Stock purchased by DKR prior to March 1, 2005 pursuant to the terms of the Amendments the ("Replacement Warrants"). Specifically, subject to the terms and conditions in the Agreements, the parties have agreed:

         o That DKR shall purchase no less than an aggregate of 1.5 million shares of Common Stock by exercising Common Stock Purchase Warrant Nos. CS-84 and CS-85, as amended, no later than February 7, 2005.

         o That the exercise price of the Replacement Warrants issued to DKR pursuant to the Amendments shall be reduced from $1.50 per share to $0.50 per share.

         o That DKR waives any default or potential default that the Amendments may otherwise have caused under those certain Secured 8% Convertible Notes made by the Company and payable to DKR executed in connection with the September 21, 2004, private placement, and any other defaults under the other transaction contracts and agreements between DKR and the Company that may arise out of the Amendments.

         The parties have further agreed that DKR shall have piggy-back registration rights with regard to the shares of Common Stock underlying the Replacement Warrants.

         The form of the Agreements and form of the Replacement Warrants are filed herewith as Exhibits 99.1 and 99.2 respectively and are incorporated herein by reference. The Amendments were filed as Exhibits 99.1 and 99.2 to our Current Report on Form 8-k filed on December 30, 2004, and are incorporated herein by reference. The form of the Secured 8% Convertible Notes issued by the Company and payable to DKR was filed as Exhibit 99.4 to our Current Report on Form 8-k filed on September 23, 2004, and is incorporated herein by reference.

Relationship with DKR
---------------------

         As previously reported in the Company's Current Report on Form 8-K filed on September 23, 2004, on September 21, 2004, the Company issued Notes and warrants to DKR in a private placement made in reliance on Section 4(2) of Securities Act of 1933.

         As previously reported in the Company's Current Report on Form 8-K filed on December 30, 2004, on December 28, 2004, the Company and DKR entered into agreements to reduce the exercise price of the warrants issued on September 21, 2004.

         DKR is a stockholder of the Company and an "accredited investor" within the meaning of Regulation D. The shares underlying the warrants issued on September 21, 2004 have been registered with the SEC in a registration statement on Form SB-2 that was declared effective on December 2, 2004 (File No. 333-120390).

A DESCRIPTION OF THE SEPTEMBER 21, 2004, PRIVATE PLACEMENT IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT WERE FILED AS EXHIBITS THERETO. A DESCRIPTION OF THE DECEMBER 28, 2004, AMENDMENTS TO WARRANT NOS. CS-84 and CS-85 ARE INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON DECEMBER 30, 2004 (FILE NO. 000-28863). THE AMENDMENTS AND THE FORM OF REPLACEMENT WARRANT WERE FILED AS EXHIBITS THERETO. THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.

Issuance of Warrants to Purchase Common Stock
---------------------------------------------

         On February 7, 2005, the Company issued warrants to purchase five hundred sixty-eight thousand seven hundred fifty shares of Common Stock to Southridge Partners LP, warrants to purchase one million six hundred twenty-five thousand shares of Common Stock to Harborview Master Fund LP, warrants to purchase three hundred seventy-five thousand shares of Common Stock to Richard Rosenblum, and warrants to purchase three hundred seventy-five thousand shares of Common Stock to David Stefansky (collectively, the "Warrants"). The Warrants entitle the holders thereof to purchase an aggregate two million nine hundred forty-three thousand seven hundred fifty shares of Common Stock at an exercise price of $0.60 per share at any time and from time to time through, February 7, 2010.

         The Warrants contain a provision granting certain piggy-back registration rights to the holders of the Warrants for the shares of Common Stock underlying the Warrants.

         The Company received no consideration for the issuance of the Warrants. The offer and sale of the Warrants was made in reliance on Section 4(2) of Securities Act of 1933, as amended. Southridge Partners LP, Harbarview Master Fund LP, Richard Rosenblum and David Stefansky are stockholders of the Company and "accredited investors" within the meaning of Regulation D.

         The form of the Warrants is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

RELATIONSHIP WITH SOUTHRIDGE PARTNERS LP
----------------------------------------

         As previously reported in our registration statement on Form SB-2 filed on November 10, 2004, on November 9, 2004 we issued Notes and warrants to Southridge Partners LP, in a private placement made in reliance on Section 4(2) of Securities Act of 1933. Southridge Partners LP, holds our Common Stock and is an "accredited investor" within the meaning of Regulation D. The shares underlying these Notes and warrants issued on November 9, 2004 have been registered with the SEC in the December 2, 2004 Registration Statement. Southridge Partners, LP is one of the selling stockholders that may sell shares of our common stock registered in the December 2, 2004 Registration Statement.

         As previously reported on the Company's Current Report on Form 8-K filed on December 30, 2004, on December 29, 2004, we reduced the exercise price of the warrants issued to Southridge Partners LP, on November 9, 2004, to $0.60.


A DESCRIPTION OF OUR NOVEMBER 9, 2004, PRIVATE PLACEMENT IS INCLUDED IN OUR REGISTRATION STATEMENT ON FORM SB-2 FILED ON NOVEMBER 10, 2004 (FILE NO. 333-120390). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT ARE SUBSTANTIALLY THE SAME AS THOSE ISSUED IN OUR SEPTEMBER 21, 2004, PRIVATE PLACEMENT AND FILED AS EXHIBITS WITH THE COMPANY'S CURRENT REPORT OF FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). A DESCRIPTION OF THE DECEMBER 29, 2004, AMENDMENT TO THE WARRANT ISSUED TO SOUTHRIDGE PARTNERS LP, ON NOVEMEBER 9, 2004, IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON DECEMBER 30, 2004 (FILE NO. 000-28863). THE AMENDMENT WAS FILED AS AN EXHIBIT THERETO. THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.

RELATIONSHIP WITH HARBORVIEW MASTER FUND LP
-------------------------------------------

         As previously reported in our registration statement on Form SB-2 filed on November 10, 2004, on November 9, 2004, we issued notes and warrants to Harborview in a private placement made in reliance on Section 4(2) of Securities Act of 1933. Harborview holds our Common Stock and is an "accredited investor" within the meaning of Regulation D. The shares underlying these notes and warrants issued on November 9, 2004 have been registered with the SEC in a registration statement on Form SB-2 that was declared effective on December 2, 2004 (File No. 333-120390).

         As previously reported on the Company's Current Report on Form 8-K filed on January 7, 2005, on January 4, 2005, we reduced the exercise price of the warrants issued to Harborview Master Fund LP, on November 9, 2004, to $0.60.

A DESCRIPTION OF OUR NOVEMBER 9, 2004, PRIVATE PLACEMENT IS INCLUDED IN OUR REGISTRATION STATEMENT ON FORM SB-2 FILED ON NOVEMBER 10, 2004 (FILE NO. 333-120390). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT ARE SUBSTANTIALLY THE SAME AS THOSE ISSUED IN OUR SEPTEMBER 21, 2004, PRIVATE PLACEMENT AND FILED AS EXHIBITS WITH THE COMPANY'S CURRENT REPORT OF FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). A DESCRIPTION OF THE JANUARY 4, 2005, AMENDMENT TO THE WARRANT ISSUED TO HARBORVIEW MASTER FUND LP, ON NOVEMEBER 9, 2004, IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON JANUARY 7, 2005 (FILE NO. 000-28863). THE AMENDMENT WAS FILED AS AN EXHIBIT THERETO. THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.

RELATIONSHIP WITH RICHARD ROSENBLUM
-----------------------------------

         We issued warrants to Mr. Rosenblum in compensation for his services in connection with our September 21, 2004, and November 9, 2004, private placements. The September 21, 2004, transaction is also described in our Current report on Form 8-K filed on September 23, 2004. These warrants were issued in reliance on Section 4(2) of Securities Act of 1933. The shares underlying the warrants issued on September 21, 2004 have been registered with the SEC in the December 2, 2004 Registration Statement. Mr. Rosenmblum is one of the selling stockholders that may sells shares of our common stock registered in the December 2, 2004 Registration Statement. The shares underlying the warrants issued on November 9, 2004 have not been registered with the SEC.

         As previously reported on the Company's Current Report on Form 8-K filed on January 7, 2005, on January 4, 2005, we reduced the exercise price of the warrants issued to Mr. Rosenblum, on September 21, 2004, to $0.60.

A DESCRIPTION OF THE SEPTEMBER 21, 2004, PRIVATE PLACEMENT IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT WERE FILED AS EXHIBITS THERETO. A DESCRIPTION OF THE JANUARY 4, 2005, AMENDMENT TO THE WARRANT ISSUED TO RICHARD ROSENBLUM, ON SEPTEMBER 21, 2004, IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON JANUARY 7, 2005 (FILE NO. 000-28863). THE AMENDMENT WAS FILED AS AN EXHIBIT THERETO.

A DESCRIPTION OF OUR NOVEMBER 9, 2004, PRIVATE PLACEMENT IS INCLUDED IN OUR REGISTRATION STATEMENT ON FORM SB-2 FILED ON NOVEMBER 10, 2004 (FILE NO. 333-120390). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT ARE SUBSTANTIALLY THE SAME AS THOSE ISSUED IN OUR SEPTEMBER 21, 2004, PRIVATE PLACEMENT AND FILED AS EXHIBITS WITH THE COMPANY'S CURRENT REPORT OF FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.


RELATIONSHIP WITH DAVID STEFANSKY
---------------------------------

                  We issued warrants to Mr. Stefansky in compensation for his services in connection with our September 21, 2004, and November 9, 2004, private placements. The September 21, 2004, transaction is described in our Current report on Form 8-K filed on September 23, 2004. These warrants were issued in reliance on Section 4(2) of Securities Act of 1933.

         The shares underlying the warrants issued on September 21, 2004 have been registered with the SEC in the December 2, 2004 Registration Statement. Mr. Stefansky is one of the selling stockholders that may sells shares of our common stock registered in the December 2, 2004 Registration Statement. The shares underlying the warrants issued on November 9, 2004 have not been registered with the SEC.

         As previously reported on the Company's Current Report on Form 8-K filed on January 7, 2005, on January 4, 2005, we reduced the exercise price of the warrants issued to Mr. Stefansky, on September 21, 2004, to $0.60.

A DESCRIPTION OF THE SEPTEMBER 21, 2004, PRIVATE PLACEMENT IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT WERE FILED AS EXHIBITS THERETO A DESCRIPTION OF THE JANUARY 4, 2005, AMENDMENT TO THE WARRANT ISSUED TO DAVID STEFANSKY, ON SEPTEMBER 21, 2004, IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON JANUARY 7, 2005 (FILE NO. 000-28863). THE AMENDMENT WAS FILED AS AN EXHIBIT THERETO.

A DESCRIPTION OF OUR NOVEMBER 9, 2004, PRIVATE PLACEMENT IS INCLUDED IN OUR REGISTRATION STATEMENT ON FORM SB-2 FILED ON NOVEMBER 10, 2004 (FILE NO. 333-120390). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT ARE SUBSTANTIALLY THE SAME AS THOSE ISSUED IN OUR SEPTEMBER 21, 2004, PRIVATE PLACEMENT AND FILED AS EXHIBITS WITH THE COMPANY'S CURRENT REPORT OF FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

------------- --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.             Description             Filed with                  Incorporated by reference
                                                 this 8-k
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                   Form            Filing Date         Exhibit No.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Form of Letter Agreement               x
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2          Form of Replacement Warrant            x
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.3          Amendment to Warrant No. CS-84                        8-k         December 30, 2004         99.1
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.4          Amendment to Warrant No. CS-85                        8-k         December 30, 2004         99.2
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.5          Form of Convertible Note                              8-k         September 23, 2004        99.4
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.6          Form of Warrant                        x
------------- --------------------------------- ------------ ------------------ ------------------- ------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MARKLAND TECHNOLOGIES, INC.



                                            By: /s/ Robert Tarini
                                                --------------------------------
                                                Robert Tarini
                                                Chief Executive Officer

Date:    February 11, 2005


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

------------- --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.             Description             Filed with                  Incorporated by reference
                                                 this 8-k
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                   Form            Filing Date         Exhibit No.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Form of Letter Agreement               x
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2          Form of Replacement Warrant            x
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.3          Amendment to Warrant No. CS-84                        8-k         December 30, 2004         99.1
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.4          Amendment to Warrant No. CS-85                        8-k         December 30, 2004         99.2
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.5          Form of Convertible Note                              8-k         September 23, 2004        99.4
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.6          Form of Warrant                        x
------------- --------------------------------- ------------ ------------------ ------------------- ------------------